Trade and other payables	12 Months Ended
Dec. 31, 2024
Trade and other current payables [abstract]
Trade and other payables	33. Trade and other payables

Accounting policy
Trade and other payables, excluding payroll creditors, leave pay accruals and VAT payable are non-derivative financial liabilities categorised as other financial liabilities. Trade and other payables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest method.
Provision is made for employee entitlement benefits accumulated as a result of employees rendering services up to the reporting date.
Liabilities arising in respect of wages and salaries, annual leave and other benefits due to be settled within 12 months of the reporting date are measured at rates which are expected to be paid when the liability is settled. Termination benefits are expensed and an accrual raised at the earlier of when the Group can no longer withdraw the offer of those benefits and when the Group recognises costs for a restructuring. If benefits are not expected to be settled wholly within 12 months of the reporting date, they are discounted.
All other employee entitlement liabilities are measured at the present value of estimated payments to be made in respect of services rendered up to reporting date.

Figures in million - SA rand	2024	2023	2022
Trade creditors	3,983	4,278	4,147
Accruals and other creditors	5,524	6,609	5,470
Other	867	791	1,276
Financial liabilities	10,374	11,678	10,893
Payroll creditors	2,640	3,014	2,496
Leave pay accrual	2,516	1,686	2,123
VAT payable	74	86	141
Total trade and other payables	15,604	16,464	15,653
Fair value of trade and other payables
The carrying value of trade and other payables approximate the fair value due to the short maturity of the amounts payable.
Liquidity risk
Trade and other creditors are expected to be settled within 12 months from the reporting date (see note 36.2).